Exhibit 23




                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------



We  hereby  consent  to the  incorporation  by  reference  in  the  Registration
Statement on Form S-8 (Nos. 33-52069 and 333-40536) of Old Republic International Corporation of our report dated March 31, 2003 relating to the financial statements of the Great West Casualty Company Profit Sharing Plan, which appears in this Form 11-K (as filed on Form 10-K/A).


                                        /s/ PricewaterhouseCoopers LLP



April 30, 2003
Chicago, Illinois